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                                                                   EXHIBIT 10.14

                    FIRST AMENDMENT TO AMENDED AND RESTATED
                                CREDIT AGREEMENT
                            DATED AS OF JUNE 26, 2002

        THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the "Amendment"), dated as of October 11, 2002, is entered into among MELLON 1st BUSINESS BANK, N.A. (the "Bank"), with a place of business at 601 West 5th Street, Los Angeles, California 90071, and ELITE INFORMATION SYSTEMS, INC., a California corporation (the "Borrower") with its chief executive office located at 5100 West Goldleaf Circle, Suite 100, Los Angeles, California 90056 and ELITE INFORMATION GROUP, INC., a Delaware corporation ("EIG").

                                    RECITALS

        A. The Borrower, EIG and the Bank have previously entered into that certain Amended and Restated Credit Agreement dated as of June 26, 2002 (the "Credit Agreement"), pursuant to which the Bank has made certain loans and other financial accommodations available to the Borrower. Terms used herein without definition shall have the meanings ascribed to them in the Credit Agreement.

        B. Both the Borrower and the Bank wish to amend the Credit Agreement under the terms and conditions set forth in this Amendment. The Borrower is entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of the Bank's rights or remedies as set forth in the Credit Agreement is being waived or modified by the terms of this Amendment.

        NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

        1. Amendment to Credit Agreement. Section 6.2(i) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

               "(i) Dividends and Redemptions. Authorize, declare or pay any dividends or redeem, retire, defease, purchase or otherwise acquire any shares of any class of its capital stock, except that
               (i) Borrower may authorize, declare or pay dividend payments or other distributions payable solely in shares of capital stock,
               (ii) any Subsidiary may authorize, declare or pay dividend payments or other distributions to EIG or another Subsidiary of EIG, provided that the Subsidiary receiving any such payment or distribution is a Subsidiary Guarantor, and (iii) EIG may at any time repurchase shares of its capital stock in an amount not to exceed Eleven Million Dollars ($11,000,000.00) in the aggregate during the term of this Agreement."

        2. Effectiveness of this Amendment. Each of the following is a condition precedent to the effectiveness of this Amendment and to the Bank's obligation to extend any credit to the Borrower as provided for by this Amendment:

               (a) Amendment. The Bank shall have received, in form and substance satisfactory to the Bank, this Amendment fully executed in a sufficient number of counterparts for distribution to the Bank and the Borrower.

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               (b) Authorizations. The Bank shall have received evidence, in form and substance satisfactory to the Bank, that the execution, delivery and performance by the Borrower and any instrument or agreement required under this Amendment have been duly authorized.

               (c) Representations and Warranties. The Representations and Warranties set forth in the Credit Agreement must be true and correct as of the date of this Amendment as if made as of such date.

               (d) No Event of Default. As of the date hereof, no Event of Default, or event which with notice or passage of time or both would constitute an Event of Default, exists or has occurred and is continuing.

               (e) Other Required Documentation. All other documents and legal matters in connection with the transactions contemplated by this Agreement shall have been delivered or executed or recorded and shall be in form and substance satisfactory to the Bank.

        3. Representations and Warranties. The Borrower represents and warrants as follows:

               (a) Authority. The Borrower has the requisite corporate power and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Loan Documents (as amended or modified hereby). The execution, delivery and performance by the Borrower of this Amendment and each Loan Document (as amended or modified hereby) have been duly approved by all necessary corporate action of the Borrower and no other corporate proceedings on the part of the Borrower are necessary to consummate such transactions. Moreover, the execution, delivery and performance by the Borrower of this Amendment have received all necessary governmental approval, if any, and do not contravene any law or any contractual restriction binding on the Borrower.

               (b) Enforceability. This Amendment has been duly executed and delivered by the Borrower. This Amendment and each Loan Document (as amended or modified hereby) is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, and is in full force and effect.

               (c) No Default. As of the date hereof, no event has occurred and is continuing that constitutes, or would with notice or passage of time or both would constitute, an Event of Default.

        4. Choice of Law. The validity of this Amendment, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the internal laws of the State of California governing contracts only to be performed in that State.

        5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

        6. Reference to and Effect on the Loan Documents.

               (a) Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference


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in the other Loan Documents to "the Credit Agreement", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

               (b) Except as specifically amended above, the Credit Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of the Borrower to the Bank.

               (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Bank or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

               (d) To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified or amended hereby.

        7. Ratification. The Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement, as amended hereby, and the Loan Documents effective as of the date hereof.

        8. Estoppel. To induce the Bank to enter into this Amendment and to continue to make advances to the Borrower under the Credit Agreement, the Borrower hereby acknowledges and agrees that, after giving effect to this Amendment, as of the date hereof, there exists no Event of Default and no right of offset, defense, counterclaim or objection in favor of the Borrower as against the Bank with respect to the Obligations.

        IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

MELLON BANK, N.A.                          ELITE INFORMATION SYSTEMS, INC.,

                                           a California corporation

By:                                        By:
   ----------------------------------         ----------------------------------
Name:  John S. Carlson                     Name:
Title: Vice President                           --------------------------------
                                           Title:
                                                 -------------------------------

                                           ELITE INFORMATION GROUP, INC.,
                                           A Delaware corporation

                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------




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                   ACKNOWLEDGMENT AND AGREEMENT OF GUARANTORS

        Each of the undersigned guarantors of the indebtedness of Elite Information Systems, Inc. (the "Borrower") to Mellon Bank, N.A. (the "Bank") pursuant to separate Continuing Guaranties each dated as of May 16, 2000 (each a "Guaranty"), hereby (i) acknowledges receipt of the foregoing Amendment; (ii) consents to the terms and execution thereof; (iii) reaffirms its obligations to the Bank pursuant to the terms of its Guaranty; and (iv) acknowledges that the Bank may amend, restate, extend, renew or otherwise modify the Credit Agreement and any indebtedness or agreement of the Borrowers, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under the Guaranty for all of the Borrowers' present and future indebtedness to the Bank.


                                           ELITE INFORMATION GROUP, INC.


                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Its:
                                               ---------------------------------



                                           ELITE INFORMATION SYSTEMS
                                           INTERNATIONAL, INC.


                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Its:
                                               ---------------------------------











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